Exhibit 99.1
Coursera Announces CFO Transition
•Ken Hahn to transition from role as CFO to advisor, effective October 29, 2025
•Search underway to find a permanent successor
•Reaffirms previously issued financial guidance for the third quarter and full year 2025

MOUNTAIN VIEW, Calif. (BUSINESS WIRE) – Coursera, Inc. (NYSE: COUR), a leading global online learning platform, today announced that Ken Hahn will transition from his role as Chief Financial Officer, effective October 29, 2025. Hahn will participate in the third quarter 2025 earnings conference call and continue serving in an advisory role for 12 months to ensure a seamless transition.

“Ken’s tenure as CFO has shaped our long-term trajectory as a public company. His contributions have been instrumental in guiding our IPO, instilling operational discipline, and strengthening our financial performance and position,” said Greg Hart, Coursera’s CEO. “I am personally grateful for his trusted partnership since I joined as CEO earlier this year. His expertise during this transition has provided stability and continuity as we lay the groundwork to accelerate innovation, deliver more value to our customers, and position Coursera for long-term growth. I am confident we will find a successor deeply motivated by our mission and prepared to build on our momentum.”

Under Hahn’s leadership as CFO, Coursera executed a successful initial public offering, welcomed 120 million new registered learners, and achieved five consecutive years of disciplined financial scaling, delivering growth while consistently expanding Adjusted EBITDA Margin. The company has a search process underway to find a permanent successor.

“It has been deeply rewarding to serve as CFO during a transformative chapter for Coursera. I am immensely proud of our achievements over the past five years, strengthening our business, scaling our operations, and building an exceptionally talented team,” Hahn said. “Having partnered closely with Greg this year, I have full confidence in the leadership team’s continued progress and clarity of direction. It is a privilege to leave with the assurance that our strong financial foundation is positioned to accelerate Coursera’s next phase of growth and value creation.”

Third Quarter 2025 Financial Results and Conference Call

The company is reaffirming its financial guidance previously issued on July 24, 2025 for the third quarter and full year 2025. The company will release its financial results for the third quarter ended September 30, 2025 after the U.S. stock market closes on Thursday, October 23, 2025. The company will issue the results via a press release with accompanying consolidated financial information before holding a conference call broadcast at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time).

A live, audio-only webcast of the conference call and earnings release materials will be available to the public on the company’s investor relations website at investor.coursera.com. Participants may register in advance, and an archived replay will be accessible in the same location for one year.

Disclosure Information

In compliance with disclosure obligations under Regulation FD, Coursera announces material information to the public through a variety of means, including filings with the Securities and Exchange Commission (“SEC”), press releases, company blog posts, public conference calls, and webcasts, as well as via Coursera’s investor relations website.

About Coursera

Coursera was launched in 2012 by Andrew Ng and Daphne Koller with a mission to provide universal access to world-class learning. Today, it is one of the largest online learning platforms in the world, with 183 million registered learners as of June 30, 2025. Coursera partners with over 350 leading university and industry partners to offer a broad catalog of content and credentials, including courses, Specializations, Professional Certificates, and degrees. Coursera’s platform innovations — including generative AI-powered features like Coach, Role Play, and Course Builder, and role-based solutions like Skills Tracks — enable instructors, partners, and companies to deliver scalable, personalized, and verified learning. Institutions worldwide rely on Coursera to upskill and reskill their employees, students, and citizens in high-demand fields such as GenAI, data science, technology, and business, while learners globally turn to Coursera to master the skills they need to advance their careers. Coursera is a Delaware public benefit corporation and a B Corp.

Special Note on Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. Any statements contained in this press release that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “accelerate,” “anticipate,” “believe,” “can,” “continue,” “could,” “demand,” “design,” “estimate,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need,” “objective,” “ongoing,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These forward-looking statements include, but are not limited to, statements regarding Hahn’s transition from his role as Chief Financial Officer, including the effective date thereof; his participation in the third quarter 2025 earnings conference call; his continued service in an advisory role; and our financial outlook, future financial and operational performance, and expectations; among others. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: our ability to attract, engage, and retain learners; our ability to increase sales of our offerings; our limited operating history; the relative nascency of online learning solutions and generative AI; risks related to market acceptance and demand for our offerings; our ability to maintain and expand our existing content creator relationships and to develop new partnerships with universities, industry leaders, and subject matter experts; our dependence on the supply of content created by our partners; risks related to our AI innovations and AI generally; our ability to compete effectively; adverse impacts on our business and financial condition due to macroeconomic or market conditions; our ability to manage our growth; regulatory and/or policy matters or changes impacting us or our content creators; risks related to intellectual property; cybersecurity and privacy risks and regulations; potential disruptions to our platform; risks related to operations, regulatory, economic, and geopolitical conditions; current and future legal and regulatory matters; the impact of actions to improve operational efficiencies and operating costs; our history of net losses and ability to achieve or sustain profitability; natural disasters, public health crises, or other catastrophic events; and our status as a certified B Corp, as well as the risks and uncertainties discussed in our most recently filed annual and quarterly reports on Forms 10-K and 10-Q and subsequent filings and as detailed from time to time in our SEC filings. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Such forward-looking statements relate only to events as of the date of this press release. We undertake no obligation to update any forward-looking statements except to the extent required by law.

Contacts

For investors: Cam Carey, ir@coursera.org

For media: Arunav Sinha, press@coursera.org

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